UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2004

VERITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26880	77-0182779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

894 Ross Drive

Sunnyvale, California 94089

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 541-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Verity, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.02. Results of Operations and Financial Condition.

On December 16, 2004, Verity, Inc. issued a press release announcing its fiscal 2005 second quarter financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 16, 2004, Verity Inc. announced that it had signed and closed its acquisition of Dralasoft Inc., a privately held software company based in Westminster, Colorado, and a leading innovator of Java-based technology for Business Process Management. Dralasoft had been in operation since 2000 serving customers such as Xerox, General Dynamics and Sony. A copy of the press release announcing the acquisition, and the acquisition agreement, are attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3, and are incorporated by reference here.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 16, 2004, announcing Verity, Inc. Fiscal 2005 Second Quarter Financial Results.

99.2	Press Release, dated December 16, 2004, announcing Verity’s acquisition of Dralasoft, Inc.

99.3	Agreement and Plan of Merger, dated December 16, 2004, by and among Verity, Inc., Diamondhead Acquisition Corp., a wholly owned subsidiary of Verity; Dralasoft, Inc.; and Suresh Ramaswamy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERITY, INC.

Dated: December 16, 2004	By:	/s/ Steven R. Springsteel
Steven R. Springsteel
Senior Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 16, 2004, announcing Verity, Inc. Fiscal 2005 Second Quarter Financial Results.

99.2	Press Release, dated December 16, 2004, announcing Verity’s acquisition of Dralasoft, Inc.

99.3	Agreement and Plan of Merger, dated December 16, 2004, by and among Verity, Inc., Diamondhead Acquisition Corp., a wholly owned subsidiary of Verity; Dralasoft, Inc.; and Suresh Ramaswamy.